UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 2, 2000

                               GENICOM CORPORATION
             (Exact name of registrant as specified in its charter)

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                Delaware                     0-14685             51-0271821
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    (State or other jurisdiction of        (Commission          (IRS Employer
             incorporation)               File Number)       Identification No.)
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     14800 Conference Center Drive,                                20151
          Suite 400, Westfields
           Chantilly, Virginia
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(Address of principal executive offices)                         (Zip Code)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 802-9200


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On March 10, 2000, Genicom Corporation (the "Company") filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), Case No. 00-1383, a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code. On March 10, 2000, the Company also disseminated the press release filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 5.  OTHER EVENTS.

Effective March 2, 2000 Paul Winn resigned as President and Chief Operating Officer and as a member of the Board of Directors of the Company, and James Gayle resigned as Chief Financial Officer. On March 13, 2000, Abraham Ostrovsky resigned as a member of the Board of Directors of the Company. Effective March 20, 2000, Shaun Donnellan was appointed as President and Chief Executive Officer of the Company, William Ligon as Senior Vice President and Chief Operating Officer, A. Jeffrey Zappone as Senior Vice President and Chief Financial Officer, and John Lefevere as Vice President - Legal. Effective March 6, 2000, Harold L. McIlroy shall no longer serve as Chief Operating Officer of DSC, a division of the Company.

On March 22, 2000, the Company filed a Motion with the Bankruptcy Court, in which the Company asked the Bankruptcy Court to approve, inter alia, procedures for the solicitation of bids for the sale of the Company's assets otherwise than in the ordinary course of business. Prior to the filing of this Motion, the Company, after consultation with its secured lenders, entered into a Term Sheet with Platinum Equity Holdings ("Platinum") for the purchase of substantially all of its assets. A copy of the Term Sheet is attached as Exhibit 99.2. The Term Sheet does not prohibit the solicitation of other offers for the purchase of some or all of the Company's assets. In the event the Company does not receive any higher bids for its assets, the Company proposes, subject to the approval of the Bankruptcy Court, to proceed with an asset sale transaction with Platinum.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS.  The following exhibits are furnished with this report:

EXHIBIT    DESCRIPTION
-------    -----------
99.1       Press Release, dated March 10, 2000, issued by Genicom Corporation.

99.2       Term Sheet - Platinum Equity Holdings Purchase of Genicom Assets

FORWARD LOOKING STATEMENTS.

The statements contained in this release that are not historical facts are forward-looking statements. These forward-looking statements reflect the Company's views with respect to future events and financial performance. Such statements are subject to risks and uncertainties that could cause the Company's actual results and financial position to differ materially from those projected in the forward-looking statements. Risks associated with the Company's forward-looking statements include, but are not limited to, continued losses that could affect the Company's abilitity to maintain itself as a going concern, the effect of economic conditions, the impact of competition, as well as those other risks detailed, from time to time, in the Company's Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GENICOM CORPORATION

                                           /s/ SHAUN DONNELLAN
                                           -------------------------------------
DATE: MARCH 23, 2000                       By: Shaun Donnellan
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                                           President and Chief Executive Officer


                                  EXHIBIT INDEX
EXHIBIT    DESCRIPTION
-------    -----------

99.1       Press Release, dated March 10, 2000, issued by Genicom Corporation.

99.2       Tern Sheet -  Platinum Equity Holdings Purchase of Genicom Assets